UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2023
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On March 6, 2023, Genprex, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that on March 3, 2023, the Company was advised by Daszkal Bolton, LLP (“Daszkal”), the Company’s independent registered public accounting firm, that Daszkal completed a business combination agreement with CohnReznick LLP (“CohnReznick”), and that Daszkal would resign as the Company’s independent registered public accounting firm following the Company filing its annual report on Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission (the “SEC”). On April 27, 2023, the Company filed Amendment No. 1 to the Initial Form 8-K (the “Amendment No. 1”) to disclose that the Company engaged CohnReznick LLP (“CohnReznick”) as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and interim periods. This Amendment No. 2 to the Initial Form 8-K supplements the Initial Form 8-K and Amendment No. 1 to include a letter from CohnReznick, whereby CohnReznick agrees to the statements regarding its firm in the Amendment No. 1 dated April 27, 2023. The letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 4.01. Changes in Registrant's Certifying Accountant.

The Company provided CohnReznick with the disclosure under Item 4.01 filed on April 27, 2023 and requested CohnReznick to furnish us with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements made by us in such Item 4.01 and, if not, stating the respects in which it does not agree. A copy of CohnReznick’s letter dated May 12, 2023, is filed herewith as Exhibit 16.1.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Auditor Letter, dated May 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: May 12, 2023	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)